Commitments and Contingencies	9 Months Ended
Sep. 30, 2020
Commitments and Contingencies.
Commitments and Contingencies

9. Commitments and Contingencies

Upon adoption of ASC 842, the Company identified real estate and equipment leases and recorded right of use assets of $3.4 million and lease liabilities of $4.7 million. The difference between the value of the right of use assets and lease liabilities is due to the reclassification of existing deferred rent, prepaid rent, and unamortized lease incentives as of January 1, 2018 totaling $1.3 million. At September 30, 2020, the Company recorded $1.9 million as a right of use asset and $3.2 million as an operating lease liability. At December 31, 2019, the Company recorded $2.3 million as a right of use asset and $3.8 million as a right of use liability. The Company assesses its right of use asset and other lease related assets for impairment. There were no impairments recorded related to these assets during the nine months ended September 30, 2020 and the year ended December 31, 2019.

The Company identified one service agreement that contained an embedded lease. The agreement does not contain fixed or minimum payments, but the Company has concluded that the variable lease expense totaled $0.03 million for the nine months ended September 30, 2020 and $0.03 million for the nine months ended September 30, 2019.

Information about other lease‑related balances is as follows (in thousands):

	September 30,
	2020	2019
Lease cost
Operating lease cost	$561	$479
Short‑term lease cost	—	24
Variable lease cost	30	30
Total lease cost	$591	$533
Other Information
Operating cash flows from operating leases	$805	$701
Weighted‑average remaining lease term—operating leases (years)	3.5	4.5
Weighted‑average discount rate—operating leases	7.6%	7.6%

The rate implicit in the lease is not readily determinable in most of the Company’s leases, and therefore the Company uses its incremental borrowing rate as the discount rate when measuring operating lease liabilities. The incremental borrowing rate represents an estimate of the interest rate the Company would incur at lease commencement to borrow an amount equal to the lease payments on a collateralized basis over the term of the lease.

As of September 30, 2020, the Company does not have material operating leases that have not commenced.

Future minimum lease payments under noncancelable operating leases at September 30, 2020, are as follows (in thousands):

2020 (remaining 3 months)	$268
2021	1,071
2022	1,070
2023	1,028
2024	258
Total lease payments	3,695
Less amount representing interest	(462)
Total lease liability	3,233
Less current portion of lease liability	(858)
Lease liability, net of current portion	$2,375

Legal Proceedings—From time to time, the Company may face legal claims or actions in the normal course of business. At each reporting date, the Company evaluates whether a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of the authoritative guidance that addresses accounting for contingencies.

The Company is presently a respondent in a Judicial Arbitration and Mediation Services (JAMS) arbitration brought against it by a competitor. The basis for the claim is the alleged violation of a provision of a 2018 settlement agreement between the two companies, which provided that neither company could make statements that misrepresented the functionality of the other company’s products.

The arbitration is currently set to commence in late 2020. Critical phases of the arbitration remain and therefore any loss cannot be estimated at this time.